AAM S&P EMERGING MARKETS HIGH DIVIDEND VALUE ETF (EEMD) Listed on NYSE Arca, Inc. Summary Prospectus February 28, 2022 www.aamlive.com/ETF
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.aamlive.com/ETF. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The AAM S&P Emerging Markets High Dividend Value ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the S&P Emerging Markets Dividend and Free Cash Flow Yield Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
S&P Emerging Markets Dividend and Free Cash Flow Yield Index
The Index is a rules-based, equal-weighted index that is designed to provide exposure to the constituents of the S&P Emerging Plus LargeMidCap Index that exhibit both high dividend yield and sustainable dividend distribution characteristics, while maintaining diversified sector exposure. The Index was developed in 2017 by S&P Dow Jones Indices, a division of S&P Global. The S&P Emerging Plus LargeMidCap Index is designed to measure the performance of large- and mid-capitalization securities in emerging markets. The S&P Emerging Plus LargeMidCap Index is comprised of equity securities, including common stock and real estate investment trusts (“REITs”), that are listed in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India,

Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates (collectively, the “Emerging Markets”).
Construction of the Index begins with the universe of equity securities that are included in the S&P Emerging Plus LargeMidCap Index, have a minimum float-adjusted market capitalization of US$300 million, and have a median daily traded value of at least US$1 million. For each equity security in the S&P Emerging Plus LargeMidCap Index, the security’s dividend yield and free-cash-flow yield (i.e., a company’s cash flow from operations less capital expenditures divided by its market capitalization) are then adjusted to account for outliers. If a security’s dividend yield or free-cash-flow yield is in the top or bottom 2.5% of the S&P Emerging Plus LargeMidCap Index, the dividend yield or free-cash-flow yield, as applicable, for such security is replaced with the dividend yield or free-cash-flow yield of the security nearest to such top or bottom 2.5% threshold. The universe is then screened to keep only equity securities with a positive realized dividend yield (i.e., yield based on the total dividends paid for the most recent 12-month period) and free-cash-flow yield. The remaining securities are referred to as the “Selection Pool”.
For each security in the Selection Pool, the security’s dividend yield and free-cash-flow yield are then scored using a statistical normalization model (i.e., a tool to compare how close each yield is to the average yield for the Selection Pool) to assign a dividend yield score and free-cash-flow yield score from zero to one for each company. The equity securities in the Selection Pool are then ranked by the product of their dividend yield score and free-cash-flow yield score, and the top five scoring securities are selected from each sector (collectively, the “Index Constituents”). The Index uses Standard & Poor’s Global Industry Classification Standards to define companies within one of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, communication services, and utilities. Fewer than five securities may be selected if there are fewer than five securities in the Selection Pool for a given sector.
The Index is reconstituted (i.e., Index Constituents are added or deleted and weights are reset to equal-weight) semi-annually after the close of the last business day in January and July. At the time of each reconstitution of the Index, Index Constituents are added or deleted based on company data as of the last business day of December and June, respectively, and the Index Constituents are equally-weighted based on closing prices as of five business days prior to the last business day of the reconstitution month. If an Index Constituent is removed from the S&P Emerging Plus LargeMidCap Index, such security will simultaneously be removed from the Index. Additions to the Index Constituents only take place during the semi-annual reconstitutions. If multiple share classes of a single company qualify for inclusion in the Index, only the share class with the highest liquidity, measured by median daily value traded, is selected. As of December 31, 2021, the Index included significant exposure to companies in China, Taiwan, and Turkey.
The Fund’s Investment Strategy
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities that (i) are tied economically to Emerging Markets countries and (ii) have had a positive realized annual dividend yield within the past year.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”
•Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares, and cause the Fund to decline in value.
•Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
•Currency Exchange Rate Risk. The Fund invests primarily in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
•Emerging Markets Risk. The Fund invests primarily in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value. Less information may be available about companies in emerging markets than in developed markets because such emerging markets companies may not be subject to accounting, auditing, and financial reporting standards or to other regulatory practices required by U.S. companies. Additionally, limitations on the availability of financial and business information about companies in emerging markets may affect the Index Provider’s ability to accurately determine the companies that meet the Index’s criteria.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

◦Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Foreign Markets Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Risks of Investing in China. Investments in Chinese issuers subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and is expanding the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. China is also vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact China’s economy and could affect the economies of its trading partners.
◦Risks of Investing in Taiwan. Investments in Taiwanese issuers may subject the Fund to risks specific to Taiwan. Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy is intricately linked with economies of Asian countries that have experienced over-extensions of credit, frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation. The Taiwanese economy is dependent on the economies of Japan and China, as well as the United States, and negative changes in their economies or a reduction in purchases by any of them of Taiwanese products and services would likely have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets.
◦Risks of Investing in Turkey. There are legal, regulatory, political, currency, security and economic risks specific to Turkey. Among other things, the Turkish economy is heavily dependent on relationships with certain key trading partners, including European Union countries, China and Russia, and changes in the price or demand for Turkish exports may have an adverse impact on the Turkish economy. The Turkish economy has certain other significant economic weaknesses, such as its relatively high current account deficit, which may contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating. Turkey has historically experienced acts of terrorism and strained relations related to border disputes and other geopolitical events with certain neighboring countries. Turkey may be subject to considerable social and political instability, in part due to the influence asserted by its military over the national government. Unanticipated or sudden political or social developments may cause uncertainty in the Turkish stock or currency market and, as a result, adversely affect the Fund’s investments.
•Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.
•High Dividend Investing Risk. Companies with a high yield or payout ratio may reduce their dividend or stop paying dividends entirely while they are included in the Index. Such events could lower the price or yield of such company’s equity securities. Additionally, equity securities with a high yield or payout ratio may underperform other securities in certain market conditions.

•Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
•Passive Investment Risk. The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
•Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
•REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
•Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.aamlive.com/ETF.
Calendar Year Total Returns
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 25.51% for the quarter ended December 31, 2020 and the lowest quarterly return was -30.76% for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Periods Ended December 31, 2021

AAM S&P Emerging Markets High Dividend Value ETF	1 Year	Since Inception (11/28/17)
Return Before Taxes	5.02%	1.33%
Return After Taxes on Distributions	3.65%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	4.23%	1.20%
S&P Emerging Markets Dividend and Free Cash Flow Yield Index (reflects no deduction for fees, expenses, or taxes)	6.35%	2.14%
S&P Emerging Plus LargeMidCap® Index (reflects no deduction for fees, expenses, or taxes)	-2.09%	4.57%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Advisors Asset Management, Inc. (“AAM” or the “Adviser”)
Sub-Adviser	Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”)
Portfolio Managers	Austin Wen, CFA, Portfolio Manager for VIA, has been a portfolio manager of the Fund since November 2017, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for VIA, has been a portfolio manager of the Fund since June 2020.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aamlive.com/ETF.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.